UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2010

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operation and Financial Condition.

On November 12, 2010, ARMOUR Residential REIT, Inc. (“ARMOUR”) issued a press release (the “Press Release”) announcing its financial results for the fiscal quarter ended September 30, 2010, a copy of which is furnished hereto as Exhibit 99.1.

In the Press Release, ARMOUR provided certain financial information for the fiscal quarter ended September 30, 2010 that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”). Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. ARMOUR’s management believes that because it has historically provided similar non-GAAP Financial Information in its earnings releases, continuing to do so provides consistency in its financial reporting and continuity to investors for comparability purposes.

The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with ARMOUR’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2010

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title: Co-Chief Executive Officer, President and Co-Vice Chairman

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 12, 2010